                                                      MULTIASG.GH
Project :  Annutteliqa Hammock/Sugarmill Woods        (Form Revised 07/23/96)
           -----------------------------------        DNR 61-38(16)
Parcel #:

                   OPTION AGREEMENT FOR SALE AND PURCHASE

THIS AGREEMENT is made this 31st day of January, 1997, between Sugarmill Woods, Inc., a Florida corporation, and LOVE-PGI Partners, L.P., a Missouri limited partnership whose address is 212 South Central, Suite 100, St. Louis, MO 63105-3506, collectively referred to as "Seller" and The Nature Conservancy, a non-profit District of Columbia corporation, qualified as a public charity pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and authorized to transact business in the State of Florida as The Nature Conservancy, Inc., whose address is 222 S. Westmonte Drive, Suite 300, Altamonte Springs, FL 32714, and its successors and assigns as "Purchaser."

1.       GRANT OF OPTION.  Seller hereby grants to Purchaser and its
         ---------------
successors and assigns the exclusive option to purchase the real property located in Citrus and Hernando counties, Florida, described in Exhibit "A", together with all improvements, easements and appurtenances and riparian and littoral rights, if any (the "Property"), in accordance with the provisions of this Agreement. The legal description of the Property described in Exhibit "A" may be modified prior to closing to match the final DSL-approved legal description of the Property. This Agreement becomes legally binding on Seller upon Seller's execution of the Agreement, but exercise of the option is subject to approval by the Board of Governors of the Purchaser and/or by the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida (the "Trustees"), whose address is Florida Department of Environmental Protection, Division of State Lands, 3900 Commonwealth Blvd., Mail Station 115, Tallahassee, Florida 32399, if this option is assigned to the Trustees, and is effective only if Purchaser gives written notice of exercise to Seller.
If this option is assigned to the Trustees, the Trustees' agent in all matters shall be the Division of State Lands of the Florida Department of Environmental Protection ("DSL").

2.       OPTION TERMS.  The option payment is $100.00 ("Option Payment"), the
         ------------
receipt and sufficiency of which is hereby acknowledged by Seller. The option may be exercised during the period beginning with Purchaser's approval of this Agreement and ending 120 days after Trustees' approval of this Agreement ("Option Expiration Date"), unless extended by other provisions of this Agreement, if this Agreement is assigned to the Trustees. If this Agreement is not approved by the Trustees on or before May 28, 1997, or if the Agreement is not assigned to the Trustees, then the Option Expiration Date shall be May 28, 1997, unless extended by other provisions of this Agreement. In the event Purchaser's funds in the amount of the Purchase Price (as hereinafter defined in paragraph 3.A.) are not available by the Option Expiration Date the period of exercise of the option may be extended until such funds become available, not to exceed 60 days after the Option Expiration Date, by written notice to Seller.

3.A.     PURCHASE PRICE.  The purchase price ("Purchase Price") for the
         --------------
Property is Fourteen Million Seven Hundred Fifty-Nine Thousand Three Hundred Thirty-Five Dollars ($14,759,335.00) which, after reduction by the amount of the Option Payment, will be paid in cash (or, if this option is assigned to the Trustees in accordance with paragraph 20., by state warrant) at closing to Seller or Seller's designated agent who meets the requirements of Section 259.041(17), Florida Statutes. The Purchase Price is subject to adjustment in accordance with paragraph 3.B. This Agreement is contingent upon approval of the Purchase Price by Purchaser and upon confirmation that the final Purchase Price is not in excess of the maximum value of the Property as determined in accordance with Section 259.041(7), Florida Statutes ("DSL Approved Value"). The determination of the final DSL Approved Value and the final Purchase Price can only be made after the completion and DSL's approval of the survey required in paragraph 5.

3.B.     ADJUSTMENT OF PURCHASE PRICE.  The Purchase Price set out in paragraph
         ----------------------------
3.A. above is based on $2,816.43 per acre ("Acre Price") for an estimated 5,240.45 unsurveyed acres ("Acres"). For purposes of this Agreement, Acres shall mean those lands located within the boundary of the final DSL approved survey required


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by paragraph 5. hereof. The Purchase Price shall be adjusted and the final
Purchase Price shall be obtained by multiplying the lower of the Acre Price or the final DSL approved maximum value per Acre permitted to be paid under
Section 259.041(7), Florida Statutes ("Final DSL Approved Acre Value"), by the surveyed Acreage shown on the final DSL approved survey required by paragraph 5. hereof. The Acre Price as set forth above in this paragraph 3.B. will not decrease unless the Acre Price is in excess of the Final DSL
Approved Acre Value. If it is determined by DSL that the Acre Price is in excess of the Final DSL Approved Acre Value, the Acre Price will be reduced to the Final DSL Approved Acre Value. If the Final Adjusted Purchase Price is decreased by more than $100,000.00 because of a reduction in the Acre Price, Seller shall, in its sole discretion, have the right to terminate this Agreement and neither party shall have any further obligations under this Agreement. If Seller elects to terminate this Agreement, Seller shall provide written notice to Purchaser of his election to terminate this Agreement within 10 days after Seller's receipt of written notice from Purchaser of the final adjusted Purchase Price. In the event Seller fails to give Purchaser a written notice of termination within the aforesaid time period from receipt of Purchaser's written notice, then Seller shall be deemed to have waived any right to terminate this Agreement based upon a reduction in the Purchase Price originally stated in paragraph 3.A. The Seller acknowledges that the Acre Price and the estimated number of Acres may vary substantially from the Final DSL Approved Acre Value and the surveyed Acres as shown on the final DSL approved survey required by paragraph 5. hereof.

Notwithstanding any provision herein to the contrary, the final adjusted Purchase Price shall not exceed $14,759,335.00; even though this amount may be less than the final DSL Approved Value of the Property.

4.A.     ENVIRONMENTAL SITE ASSESSMENT.  Seller shall, at his sole cost and
         -----------------------------
expense and at least 15 days prior to the Option Expiration Date, furnish to Purchaser a Phase I environmental site assessment of the Property, and, if recommended in the Phase I environmental site assessment, a Phase II environmental site assessment both of which meet the standards and requirements of Purchaser. However, should the cost of the Phase II environmental site assessment exceed $20,000, Seller may elect to terminate this Agreement and neither party shall have any further obligations under this Agreement. It is Seller's responsibility to ensure that the environmental consultant contacts Purchaser regarding these standards and requirements. Seller shall use the services of a competent, professional consultant with expertise in the environmental site assessment process to determine the existence and extent, if any, of Hazardous Materials on the Property. For purposes of this Agreement "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste of any kind or any other substance which is regulated by any Environmental Law (as hereinafter defined in paragraph 4.B.). The environmental site assessment shall be certified to Purchaser and the date of certification shall be within 45 days before the date of closing, unless this 45 day time period is waived by DSL.

4.B.     HAZARDOUS MATERIALS.  In the event that the environmental site
         -------------------
assessment provided for in paragraph 4.A. confirms the presence of Hazardous Materials on the Property, Purchaser, at its sole option, may elect to terminate this Agreement and neither party shall have any further obligations under this Agreement. Should Purchaser elect not to terminate this Agreement, Seller shall, at his sole cost and expense and prior to the exercise of the option and closing, promptly commence and diligently pursue any assessment, clean up and monitoring of the Property necessary to bring the Property into full compliance with any and all applicable federal, state or local laws, statutes, ordinances, rules, regulations or other governmental restrictions regulating, relating to, or imposing liability or standards of conduct concerning Hazardous Materials ("Environmental Law"). However, should the estimated cost of clean up of Hazardous Materials exceed $100,000, Seller may elect to terminate this Agreement and neither party shall have any further obligations under this Agreement. In the event that Hazardous Materials placed on the Property prior to closing are discovered after closing, Seller shall remain obligated hereunder, with such obligation to survive the closing and delivery and recording of the deed described in paragraph 8. of this Agreement and Purchaser's possession of the Property, to diligently pursue and accomplish the clean up of Hazardous Materials in a manner consistent with all applicable Environmental Laws and at Seller's sole cost and expense.


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Further, in the event that neither party elects to terminate this Agreement as provided above, Seller shall indemnify and save harmless and defend Purchaser, its officers, servants, agents and employees from and against any and all claims, suits, actions, damages, liabilities, expenditures or causes of action of whatsoever kind arising from Hazardous Materials placed on the Property prior to closing whether the Hazardous Materials are discovered prior to or after closing. Seller shall defend, at his sole cost and expense, any legal action, claim or proceeding instituted by any person against Purchaser as a result of any claim, suit, or cause of action for injuries to body, life, limb or property for which Hazardous Materials placed on the Property prior to closing are alleged to be a contributing legal cause. Seller shall save Purchaser harmless from and against all judgments, orders, decrees, attorney's fees, costs, expenses and liabilities in and about any such claim, suit, investigation or defense thereof, which may be entered, incurred or assessed as a result of the foregoing.

The contractual limitation on Seller's contractual obligation to indemnify Purchaser and clean up the Property as specified in this paragraph 4.B. shall not be construed to limit Seller's legal liability under any Environmental Law for Hazardous Materials located on the Property or to limit Purchaser's legal and equitable remedies against Seller under any Environmental Laws for Hazardous Materials located on the Property.

5.       SURVEY.  Seller shall, at his sole cost and expense and not less than
         ------
30 days prior to the Option Expiration Date, deliver to DSL a current boundary survey of the Property prepared by a professional surveyor and mapper licensed by the State of Florida which meets the standards and requirements of DSL ("Survey"). It is Seller's responsibility to ensure that the surveyor and mapper contacts the Bureau of Survey and Mapping in DSL regarding these standards and requirements and the cost of the Survey prior to the commencement of the Survey. The Survey shall be certified to Purchaser and the title insurer and the date of certification shall be within 90 days before the date of closing, unless this 90 day time period is waived by DSL and by the title insurer for purposes of deleting the standard exceptions for survey matters and easements or claims of easements not shown by the public records from the owner's title policy. If the Survey shows any encroachment on the Property or that improvements intended to be located on the Property encroach on the land of others, the same shall be treated as a title defect. Seller's vesting deed legal description has been reviewed without the benefit of a field survey or comprehensive title research. The legal description of the Property described in Exhibit "A" may be modified prior to closing to match the final DSL-approved legal description of the Property. Purchaser shall reimburse Seller for 50% of the DSL approved cost of Survey, not to exceed $29,985.00, upon Seller's submission of the necessary documentation to DSL which evidences payment in full of the Survey costs by Seller. This reimbursement is contingent upon a sale of the Property to Purchaser.

6.       TITLE INSURANCE.  Seller shall, at his sole cost and expense and
         ---------------
within 45 days of Purchaser's approval of this contract, furnish to Purchaser a marketable title insurance commitment, to be followed by an owner's marketable title insurance policy (ALTA Form "B") from a title insurance company, approved by Purchaser, insuring marketable title of Purchaser to the Property in the amount of the final Purchase Price. Seller shall require that the title insurer delete the standard exceptions of such policy referring to: (a) all taxes, (b) unrecorded rights or claims of parties in possession,
(c) survey matters, (d) unrecorded easements or claims of easements, and
(e) unrecorded mechanics' liens.

7.       DEFECTS IN TITLE.  If the title insurance commitment or Survey
         ----------------
furnished to Purchaser pursuant to this Agreement discloses any defects in title which are not acceptable to Purchaser, Seller shall, within 90 days after notice from Purchaser, remove said defects in title. Seller agrees to use diligent effort to correct the defects in title within the time provided therefor, including the bringing of necessary suits, but in no event shall Seller be obligated to spend more than $100,000 to cure or remove such defects. However, should the cost to cure or remove such defects in title exceed $100,000, Seller may elect to terminate this Agreement and neither party shall have any further obligations under this Agreement. If Seller is unsuccessful in removing the title defects within said time Purchaser shall have the option to either: (a) accept the title as it then is with a reduction in the Purchase Price by an amount mutually agreed


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to by the parties, (b) accept the title as it then is with no reduction in the
Purchase Price, (c) extend the amount of time that Seller has to cure the defects in title, or (d) terminate this Agreement, thereupon releasing Purchaser and Seller from all further obligations under this Agreement. If Seller fails to make a diligent effort to remove the title defects, Seller shall be in default and the provisions of paragraph 17. of this Agreement shall apply.

8.       INTEREST CONVEYED.  At closing, Seller shall execute and deliver to
         -----------------
Purchaser a special warranty deed in a form acceptable to Purchaser, conveying marketable title to the Property in fee simple free and clear of all liens, reservations, restrictions, easements, leases, tenancies and other encumbrances, except for those that are acceptable encumbrances, pursuant to Paragraph 7, in the opinion of Purchaser and do not impair the marketability of the title to the Property.

9.       PREPARATION OF CLOSING DOCUMENTS.  Upon execution of this Agreement,
         --------------------------------
Seller shall submit to Purchaser a properly completed and executed beneficial interest affidavit and disclosure statement as required by Sections 286.23, 375.031(1) and 380.08(2), Florida Statutes, on DSL forms provided by Purchaser. Seller shall prepare the deed described in paragraph 8. of this Agreement, Purchaser's and Seller's closing statements and the title, possession and lien affidavit certified to Purchaser and title insurer in accordance with Section 627.7842, Florida Statutes, and an environmental affidavit on DSL forms provided by Purchaser. All prepared documents shall be submitted to Purchaser for review and approval at least 15 days prior to the Option Expiration Date.

10.      PURCHASER'S REVIEW FOR CLOSING.  Purchaser will approve or reject each
         ------------------------------
item required to be provided by Seller under this Agreement within 30 days after receipt of all of the required items. Seller will have 30 days thereafter to cure and resubmit any rejected item. In the event Seller fails to timely deliver any item, or Purchaser rejects any item after delivery, Purchaser may in its discretion extend the Option Expiration Date.

11.      EXPENSES.  Seller will pay the documentary revenue stamp tax and all
         --------
other taxes associated with the conveyance, the cost of recording the deed described in paragraph 8. of this Agreement and any other recordable instruments which Purchaser deems necessary to assure good and marketable title to the Property. All other closing expenses, including without limitation, attorney's fees shall be paid by the party incurring such expenses.

12.      TAXES AND ASSESSMENTS.  If this option is not assigned to the
         ---------------------
Trustees, all real estate taxes and assessments which are or which may become a lien against the Property shall be prorated between the parties to the date of closing. Notwithstanding any provision herein to the contrary, if this option is assigned to the Trustees, all real estate taxes and assessments which are or which may become a lien against the Property shall be satisfied of record by Seller at closing. If this option is assigned to the Trustees, and the Trustees acquire fee title to the Property between January 1 and November 1, Seller shall, in accordance with Section 196.295, Florida Statutes, place in escrow with the county tax collector an amount equal to the current taxes prorated to the date of transfer, based upon the current assessment and millage rates on the Property. In the event the Trustees acquire fee title to the Property on or after November 1, Seller shall pay to the county tax collector an amount equal to the taxes that are determined to be legally due and payable by the county tax collector.

13.      CLOSING PLACE AND DATE.  The closing shall be on or before 15 days
         ----------------------
after Purchaser exercises the option; provided, however, that if a defect exists in the title to the Property, title commitment, Survey, environmental site assessment, or any other documents required to be provided or completed and executed by Seller, the closing shall occur either on the original closing date or within 60 days after receipt of documentation curing the defects, whichever is later. The date, time and place of closing shall be set by Purchaser.

14.      RISK OF LOSS AND CONDITION OF REAL PROPERTY.  Seller assumes all risk
         -------------------------------------------
of loss or damage to the Property prior to the date of closing and warrants that the Property shall be transferred and conveyed to Purchaser in the same or essentially the same condition as of the date of Seller's execution of this Agreement, ordinary wear and tear and acts of God or other natural forces


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excepted. However, in the event the condition of the Property is altered by an act of God or other natural force beyond the control of Seller, Purchaser may elect, at its sole option, to terminate this Agreement and neither party shall have any further obligations under this Agreement. Seller represents and warrants that, as of closing, there are no parties other than Seller in occupancy or possession of any part of the Property. Seller agrees to clean up and remove all abandoned personal property, refuse, garbage, junk, rubbish, trash and debris from the Property to the satisfaction of Purchaser prior to the exercise of the option by Purchaser.

15.      RIGHT TO ENTER PROPERTY AND POSSESSION.  Seller agrees that from the
         --------------------------------------
date this Agreement is executed by Seller, Purchaser and its agents, upon reasonable notice, shall have the right to enter the Property for all lawful purposes in connection with this Agreement, subject to the rights, privileges, terms and conditions in the following leases (collectively referred to as the "Leases"): (a) Cattle Grazing and Farming Lease dated October 30, 1993 by and between Sugarmill Woods, Inc. and Jesse Thomas; (b) Cattle Grazing and Farming Lease, dated December 17, 1994 by and between Sugarmill Woods, Inc. and
Jesse Thomas, John Thomas and Jimmie Sunday; and (c) Cattle Grazing and Farming Lease, dated December 17, 1994 between LOVE-PGI Partners, L.P., a Missouri limited partnership, and Jesse Thomas, John Thomas and Jimmie Sunday. The Leases will be terminated prior to closing. Seller shall deliver possession of the Property to Purchaser at closing.

16.      ACCESS.  Seller warrants that there is legal ingress and egress for
         ------
the Property over public roads or valid, recorded easements for the use and benefit of and as an appurtenance to the Property.

17.      DEFAULT.  If Seller defaults under this Agreement, Purchaser may waive
         -------
the default and proceed to closing, seek specific performance, or refuse to close and elect to receive the return of any money paid, each without waiving any action for damages, or any other remedy permitted by law or in equity resulting from Seller's default.

18.      BROKERS.  Each party represents that no persons, firms, corporations
         -------
or other entities are entitled to a real estate commission or other fees as a result of this Agreement or subsequent closing, except as accurately disclosed on the disclosure statement required in paragraph 9. Seller shall indemnify and hold Purchaser harmless from any and all such claims, whether disclosed or undisclosed.

19.      RECORDING.  This Agreement, or notice of it, may be recorded by
         ---------
Purchaser in the appropriate county or counties. In the event Purchaser records this Agreement and defaults under this Agreement and this transaction does not close, Purchaser will execute and deliver a quit claim deed to Seller which releases all Purchaser's interest in the Property.

20.      ASSIGNMENT.  This Agreement may be assigned by Purchaser only to the
         ----------
Trustees, in which event Purchaser will provide written notice of assignment to Seller. This Agreement may not be assigned by Seller without the prior written consent of Purchaser.

21.      TIME.  Time is of essence with regard to all dates or times set forth
         ----
in this Agreement. If the date for performance of any act hereunder falls on a Saturday, Sunday or legal holiday, then the time for performance shall be deemed extended to the next successive business day.

22.      SEVERABILITY.  In the event any of the provisions of this Agreement
         ------------
are deemed to be unenforceable, the enforceability of the remaining provisions of this Agreement shall not be affected.

23.      SUCCESSORS IN INTEREST.  Upon Seller's execution of this Agreement,
         ----------------------
Seller's successors and assigns will be bound by it. Upon Purchaser's approval of this Agreement and Purchaser's exercise of the option, Purchaser and Purchaser's successors and assigns will be bound by it. Whenever used, the singular shall include the plural and one gender shall include all genders.

24.      ENTIRE AGREEMENT.  This Agreement contains the entire agreement
         ----------------
between the


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parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by the parties.

25.      WAIVER.  Failure of either party to insist upon strict performance
         ------
of any covenant or condition of this Agreement, or to exercise any right herein contained, shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or right; but the same shall remain in full force and effect.

26.      AGREEMENT EFFECTIVE.  This Agreement or any modification, amendment
         -------------------
or alteration thereto, shall not be effective or binding upon any of the parties hereto until it has been executed by all of the parties hereto.

27.      COUNTERPARTS.  This Agreement may be executed in one or more
         ------------
counterparts, but all such counterparts, when duly executed, shall constitute one and the same Agreement.

28.      ADDENDUM.  Any addendum attached hereto that is signed by the parties
         --------
shall be deemed a part of this Agreement.

29.      NOTICE.  Whenever either party desires or is required to give notice
         ------
unto the other, it must be given by written notice, and either delivered personally by a nationally recognized overnight delivery service or mailed to the appropriate address indicated on the first page of this Agreement, or such other address as is designated in writing by a party to this Agreement. Any notice delivered or mailed as herein provided shall be deemed effectively given or received on the date of delivery if delivered by hand or delivery service or on the date indicated on the return receipt if mailed.

30.      SURVIVAL.  The covenants, warranties, representations, indemnities
         --------
and undertakings of Seller set forth in this Agreement shall survive the closing, the delivery and recording of the deed described in paragraph 8. of this Agreement and Purchaser's possession of the Property.

31.      APPROVAL.  All of Seller's obligations under this Agreement are
         --------
contingent upon approval of this Agreement by the shareholders of PGI, Inc. by April 1, 1997. Seller shall provide written evidence of approval of this Agreement by the shareholders of PGI, Inc. by April 1, 1997. Either party may terminate this Agreement if the requisite shareholder approval is not obtained, and thereafter neither party shall have any further obligations under this Agreement.

THIS AGREEMENT IS INITIALLY TRANSMITTED TO THE SELLER AS AN OFFER. IF THIS AGREEMENT IS NOT EXECUTED BY THE SELLER ON OR BEFORE JANUARY 20, 1997, THIS OFFER WILL BE VOID UNLESS THE PURCHASER, AT ITS SOLE OPTION, ELECTS TO ACCEPT THIS OFFER. IF THIS OPTION IS ASSIGNED TO THE TRUSTEES, THE EXERCISE OF THIS OPTION IS SUBJECT TO: (1) APPROVAL OF THE PURCHASE PRICE AS SET FORTH IN PARAGRAPH 3.A. BY THE TRUSTEES, (2) CONFIRMATION THAT THE FINAL ADJUSTED PURCHASE PRICE IS NOT IN EXCESS OF THE DSL APPROVED VALUE OF THE PROPERTY, AND (3) DSL APPROVAL OF ALL DOCUMENTS TO BE FURNISHED HEREUNDER BY SELLER. THE STATE OF FLORIDA'S PERFORMANCE AND OBLIGATION TO PAY UNDER THIS AGREEMENT IS CONTINGENT UPON AN ANNUAL APPROPRIATION BY THE LEGISLATURE.


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THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT ON SELLER UPON SELLER'S
EXECUTION OF THE AGREEMENT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING.


                                                SELLER

                                       SUGARMILL WOODS, INC.,
                                       a Florida corporation

   /s/ Terry Bopp                      By: /s/ Laurence A. Schiffer
----------------------------------        --------------------------------
Witness as to Seller
                                       Name: Laurence A. Schiffer
                                            ------------------------------
   /s/ George R. Heinz
----------------------------------
Witness as to Seller                   Its: President
                                           -------------------------------

                                            59-1440671
                                       -----------------------------------
                                       F.E.I.D. No.

                                            January 14, 1997
                                       -----------------------------------
                                       Date signed by Seller

                                               (CORPORATE SEAL)

                                       LOVE-PGI Partners, L.P., a Missouri
                                       limited partnership

                                       By: Love Investment Company,
                                          --------------------------------
                                           a Missouri corporation
                                          --------------------------------

                                       Its: Managing General Partner
                                           -------------------------------

                                       By: /s/ Laurence A. Schiffer
                                          --------------------------------
   /s/ Terry Bopp                      Name: Laurence A. Schiffer
----------------------------------        --------------------------------
Witness as to Seller
                                       Its: President
                                           -------------------------------
   /s/ George R. Heinz
----------------------------------
Witness as to Seller                        43-1441822
                                       -----------------------------------
                                       F.E.I.D. No.

                                            January 14, 1997
                                       -----------------------------------
                                       Date signed by Seller

                                               (CORPORATE SEAL)

                                                  PURCHASER

                                       THE NATURE CONSERVANCY, a
                                       nonprofit District of Columbia
                                       corporation authorized to
                                       transact business in the State
                                       of Florida as The Nature Conservancy,
                                       Inc.

                                       By: /s/ Robert Bendick, Jr.
                                          ------------------------------------
   /s/ ????????                        Name: Robert Bendick, Jr.
----------------------------------          ----------------------------------
Witness as to Purchaser
                                       Its: Regional Director
                                           -----------------------------------
   /s/ Jeri Vetler
----------------------------------
Witness as to Purchaser                           (CORPORATE SEAL)

                                            53-62-42652
                                       ---------------------------------------
                                               F.E.I.D. No.

                                                   1/31/97
                                       ---------------------------------------
                                       Date signed by Purchaser


STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer, as President of Sugarmill Woods, Inc., a Florida corporation, on behalf of the corporation. Such person(s) (Notary Public must check applicable box):

              [X]  is/are personally known to me.
              [ ]  produced a current driver license(s).
              [ ]  produced --------------------- as identification.


                                         /s/ Terry Bopp
(NOTARY PUBLIC SEAL)                   ---------------------------------------
                                       Notary Public
------------------------------------
             TERRY BOPP                      TERRY BOPP
    Notary Public - Notary Seal        ---------------------------------------
          STATE OF MISSOURI             (Printed, Typed or Stamped Name of
          St. Louis County               Notary Public)
My Commission Expires: July 11, 1998
------------------------------------   Commission No.: N/A
                                                      ------------------------
                                       My Commission Expires: July 11, 1998
                                                             -----------------

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer, as President of Love Investment Company, a Missouri corporation, for and on behalf of the corporation as the Managing General Partner of LOVE-PGI Partners, L.P., a Missouri limited partnership. Such person(s) (Notary Public must check applicable box):

              [X]  is/are personally known to me.
              [ ]  produced a current driver license(s).
              [ ]  produced --------------------- as identification.


                                         /s/ Terry Bopp
(NOTARY PUBLIC SEAL)                   ---------------------------------------
                                       Notary Public
------------------------------------
             TERRY BOPP                      TERRY BOPP
    Notary Public - Notary Seal        ---------------------------------------
         STATE OF MISSOURI              (Printed, Typed or Stamped Name of
          St. Louis County               Notary Public)
My Commission Expires: July 11, 1998
------------------------------------   Commission No.: N/A
                                                      ------------------------
                                       My Commission Expires: July 11, 1998
                                                             -----------------


STATE OF FLORIDA    )
                    )
COUNTY OF SEMINOLE  )


      The foregoing instrument was acknowledged before me this 31st day of January, 1997, by Robert L. Bendick, Jr., as Regional Director of the Nature Conservancy, a non-profit District of Columbia corporation authorized to transact business in the State of Florida as The Nature Conservancy, Inc., on behalf of the corporation. He is personally known to me.


(NOTARY PUBLIC SEAL)                     /s/ Jeri Vetter
        SEAL                           ---------------------------------------
                                       Notary Public

       JERI VETTER
      Notary Public                    ---------------------------------------
     STATE OF FLORIDA                  (Printed, Typed or Stamped Name of
    My Commission CC588460              Notary Public)
    Expires Sep. 25, 2000
                                       Commission No.:
                                                      ------------------------
                                       My Commission Expires:
                                                             -----------------

                                  EXHIBIT "A"

All of the lands described herein as lying in Citrus County, Florida, are portions of previously platted Sugarmill Woods as per the map or plat thereof recorded in Plat Book 9, Page 86, through Plat Book 11, Page 22, inclusive, of the Public Records of Citrus County, Florida:

All of Section 13, Township 20 South, Range 18 East, Citrus County, Florida, LESS the Southeast 1/4 thereof, ALSO LESS right-of-way for State Road 581, ALSO LESS road right-of-way as conveyed by instrument recorded in Official Records Book 156, Page 463 of the Public Records of Citrus County, Florida.

AND
All of Section 14, Township 20 South, Range 18 East, Citrus County, Florida, LESS the Southeast 1/4 of the Southwest 1/4 of said Section 14, ALSO LESS the Southwest 1/4 of the Southeast 1/4 of said Section 14.

AND
That part of Section 15, Township 20 South, Range 18 East, Citrus County, Florida, lying Easterly of a Florida Power Corporation right-of-way as conveyed by instrument recorded in Official Records Book 177, Page 391 of the Public Records of Citrus County, Florida.

AND
That part of Section 22, Township 20 South, Range 18 East, Citrus County, Florida, lying Easterly of a Florida Power Corporation right-of-way as conveyed by instrument recorded in Official Records Book 177, Page 391 of the Public Records of Citrus County, Florida.

AND
The West 1/4 of Section 23, Township 20 South, Range 18 East, Citrus County, Florida.

AND
The Southwest 1/4, AND the South 1/2 of the Northwest 1/4, AND the Northwest 1/4 of the Northwest 1/4, AND the Southwest 1/4 of the Northeast 1/4, AND the West 1/2 of the Southeast 1/4, all lying in and being a part of Section 26, Township 20 South, Range 18 East, Citrus County, Florida, LESS right-of-way for County Road 480 (formerly known as State Road 480) as shown on said plat of Sugarmill Woods.

AND

That part of Section 27, Township 20 South, Range 18 East, Citrus County, Florida, lying Easterly of a Florida Power Corporation right-of-way as conveyed by instrument recorded in Official Records Book 177, Page 391 of the Public Records of Citrus County, Florida, LESS right-of-way for County Road 480 (formerly known as State Road 480) as shown on said plat of Sugarmill Woods.

AND

That part of Section 34 Township 20 South, Range 18 East, Citrus County, Florida, lying Easterly of a Florida Power Corporation right-of-way as conveyed by instrument recorded in Official Records Book 177, Page 391 of the Public Records of Citrus County, Florida.

AND

The Southwest 1/4 of the Southwest 1/4, AND the North 1/2 of the Southwest 1/4, AND the Northwest 1/4, all lying in and being a part of Section 35 Township
20 South, Range 18 East, Citrus County, Florida, LESS right-of-way for County Road 480 (formerly known as State Road 480) as shown on said plat of Sugarmill Woods.

AND

That part of Tract-TC of said Sugarmill Woods lying Easterly of the Easterly boundary of that certain parcel of land described in Official Records Book 957, Page 1452 of the Public Records of Citrus County, Florida, LESS right-of-way for U.S. Highway 98.

AND

Tract-TC of Sugarmill Woods as per the map or plat thereof recorded in Plat Book 14, Pages 1 through 102 inclusive, of the Public Records of Hernando County, Florida, LESS right-of-way for U.S. Highway 98.



                                    Page 10a

AND

A portion of that certain parcel of land described in Official Records
Book 957, Page 1452 of the Public Records of Citrus County, Florida, lying in and being a part of Tract T.C. as per the map or plat of Sugarmill Woods, Cypress Village recorded in Plat Book 9, Pages 86 through 150 inclusive, and Plat Book 10, Pages 1 through 150 inclusive, and Plat Book 11, Pages 1 through 16, of the Public Records of Citrus County, Florida, lying in and being a part of Sections 28 and 33 of Township 20 South, Range 18 East, Citrus County, Florida, being more particularly described as follows:
For a point of reference, commence at the Northwest corner of said Tract T.C.; thence S. 76 deg. 23 feet 40 inches E. along the North boundary of said Tract T.C., said boundary being the Southerly right-of-way boundary of County Road 480 (formerly known as State Road 480) as shown on said Sugarmill Woods, Cypress Village, a distance of 1336.28 feet for a POINT OF BEGINNING, said point being the Northeast corner of that certain parcel of land described in Official Records Book 864, Page 963 of the Public Records of Citrus County, Florida; thence along the Northerly boundary of said Tract T.C., and the Southerly right-of-way boundary of said County Road 480, the following two (2) courses: (1) continue S. 76 deg. 23 feet 40 inches E. a distance of
620.11 feet; (2) S. 77 deg. 14 feet 35 inches E., a distance of 553.55 feet; thence S. 00 deg. 00 feet 27 inches E. along the Easterly boundary of said certain parcel described in Official Records Book 957, Page 1452 of the Public Records of Citrus County, Florida, a distance of 9327.11 feet to a point on the Northeasterly right-of-way boundary of U.S. Highway 98, said boundary being 132.00 feet Northeasterly of the centerline of said U.S. Highway 98, as described in quit-claim deed recorded in Deed Book 97, Page 121 of the Public Records of Citrus County, Florida; thence the following two (2) courses along said Northeasterly right-of-way boundary: (1) N. 47 deg. 53 feet 58 inches W., a distance of 3126.49 feet to a point of curvature; thence Northwesterly
29.33 feet along the arc of a curve to the left, said curve having a radius of 5861.30 feet, a central angle of 00 deg 17 feet 12 inches, and a chord bearing and distance of N. 48 deg. 03 feet 08 inches W., 29.33 feet, to a point of intersection with the Easterly boundary of a 100 foot wide Florida Power Corporation easement as shown on said Sugarmill Woods, Cypress Village; thence N. 00 deg. 00 feet 27 inches W. along said Easterly boundary, a distance of 3393.69 feet to the Southwest corner of the "Treatment Plant Parcel" as described in Official Records Book 799, page 1720, of the Public Records of Citrus County, Florida; thence the following six (6) courses along the boundaries of said Treatment Plant Parcel: (1) N. 89 deg. 59 feet 33 inches E., a distance of 1050.00 feet; (2) N. 00 deg. 00 feet 27 inches W., a distance of 1250.00 feet; (3) N. 89 deg. 59 feet 33 inches E., a distance of 700.00 feet; (4) N. 00 deg. 00 feet 27 inches W., a distance of 1224.60 feet;
(5) N. 23 deg. 24 feet 54 inches W., a distance of 664.57 feet;
(6) S. 68 deg. 15 feet 14 inches W., a distance of 309.24 feet; thence
N. 00 deg. 00 feet 27 inches W., a distance of 64.59 feet to the Southwest corner of said certain parcel of land described in Official Records Book 864, Page 963 of the Public Records of Citrus County, Florida; thence
N. 00 deg. 00 feet 27 inches W. along the Easterly boundary of said certain parcel, a distance of 1051.14 feet to the POINT OF BEGINNING.

LESS AND EXCEPT the following described property in Citrus County, Florida:
Commence at the Northwest corner of Section 28, Township 20 South, Range 18 East, Citrus County, Florida, thence N. 89 deg. 57 feet 27 inches E along the North line of said Section 28 a distance of 147.35 feet to a point on the Southerly right-of-way line of County Road No. 480 as shown on plat of Sugarmill Woods Cypress Village, Plat Book 9, Pages 86-150, Plat Book 10, Pages 1-150, Plat Book 11, Pages 1-16 and as Amended in Plat Book 9, Page 87A of the Public Records of Citrus County, Florida, thence S 76 deg. 23 feet 40 inches E along said Southerly right-of-way line a distance of 188.44 feet to the Northwest corner of Tract T-C, as shown on said Plat of Sugarmill Woods, also being a point on the Westerly right-of-way line of a Florida Power Corporation Easement as recorded in Deed Book 86, Page 87 Public Records of Citrus County, Florida, thence S 0 deg. 00 feet 27 inches E along said Westerly right-of-way line a distance of 1892.11 feet, thence S 88 deg. 58 feet 16 inches E 100.02 feet to a point on the Easterly right-of-way line of said Florida Power Corporation Easement said point also being the Northwest corner of land described in Official Record Book 799, Page 1720 through 1722, Public Records of Citrus County, Florida, thence S 0 deg. 00 feet 27 inches E along said Easterly right-of-way also being the Westerly boundary of said described lands 2506.26 feet to the Southwest corner of said lands and the Point of Beginning, thence N 89 deg. 59 feet 33 inches E along the Southerly line of said described lands a distance of 320.00 feet, thence S 00 deg. 00 feet 27 inches E parallel to the Easterly right-of-way line of said Florida Power Corporation Easement, a distance of 320.00 feet, thence S 89 deg. 59 feet 33 inches W, parallel to the Southerly boundary line of said described lands to a point on the Easterly right-of-way line of said Florida Power Corporation Easement, a distance of 320.00 feet, thence N 0 deg. 00 feet 27 inches W along said Easterly right-of-way line a distance of 320.00 feet to the Point of Beginning.

Containing 2.35 acres more or less

                                   ADDENDUM
                                   --------
                  BENEFICIAL INTEREST AND DISCLOSURE AFFIDAVIT
                                   (OTHER)

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )

 Before me, the undersigned authority, personally appeared Laurence A. Schiffer, ("affiant"), this 14th day of January, 1997, who, first being duly sworn, deposes and says:
 1) That Sugarmill Woods, Inc., a Florida corporation whose address is
212 South Central, Suite 100, St. Louis, MO 63015-3506 are the record owners of the Property. As required by Section 286.23, Florida Statutes, the following is a list of every "person" (as defined in Section 1.01(3), Florida Statutes) holding 5% or more of the beneficial interest in the disclosing entity: (if more space is needed, attach separate sheet)


     Name                              Address                  Approx. Interest
     ----                              -------                  ------- --------
     Al Johns                  26400 Seminole Lakes Blvd.              5%
                               Punta Gorda, FL 33955

     BIB Holdings (USA) Inc.   Metro Center, 1 Station Place          12%
                               Stamford, CT 06902

     Andrew S. Love, Jr.       212 S. Central, #201                    5%
                               St. Louis, MO 63105

     Harold Vernon Estate      Unknown                                13%

 2) That to the best of the affiant's knowledge, all persons who have a financial interest in this real estate transaction or who have received or will receive real estate commissions, attorney's or consultant's fees or
             -----------------------------------------------------------
any other fees or other benefits incident to the sale of the Property are:
--------------------------------


     Name/Amount                                          Address                            Reason for Payment
     -----------                                          -------                            ------ --- -------
     Ronald R. Richmond, Esq.                      1435 E. Piedmont, #201                        Attorney
     $150,000 (est)                                Tallahassee, FL 32312

     Buddy Selph (Tommie Dawson Realty)            675 Ponce De Leon Blvd.                       Real Estate
     $100,000 (est)                                Brooksville, FL 34601                         Broker

     Peper, Martin, Jensen, Maichel and Hetlage    720 Olive Street                              Attorney
     $20,000 (est)                                 St. Louis, MO 63101

     Berryman & Henigar                            640 East Highway 44                           Consultant
     $7,500 (est)                                  Crystal River, FL 34429-4399

     D. C. Johnson & Assoc.                        11911 S. Curley St.                           Surveyor
     $59,971 (est)                                 San Antonio, FL 33576

     Coastal Engineering Assoc., Inc.              966 Candlelight Blvd.                         Environmental
     $4,500 (est)                                  Brooksville, FL 34601

     Rogers Appraisal Group, Inc.<F1>              3581 Cardinal Point Drive
                                                   Jacksonville FL 32257                         Appraisal
     Hunnicut-Arnold, Inc.<F2>                     1357 Feather Sound Drive, #350
     $14,000 (total appraisal est)                 Clearwater, FL 34622

 3) That, to the best of the affiant's knowledge, the following is a true history of all financial transactions (including any existing option or purchase agreement in favor of affiant) concerning the Property which have taken place or will take place during the last five years prior to the conveyance of title to the State of Florida: (if non-applicable, please indicate "None" or "Non-Applicable")


Name and Address                                                              Type of                      Amount of
of Parties Involved                        Date                             Transaction                   Transaction
-------------------                        ----                             -----------                   -----------
First Union/PGI                        March 28, 1996                    Loan Modification

First Union/PGI                        May 13, 1994                      Loan Modification

BancFlorida/PGI                        July 8, 1992                      Loan Modification

 This affidavit is given in compliance with the provisions of Sections 286.23, 375.031(1), and 380.08(2), Florida Statutes.

AND FURTHER AFFIANT SAYETH NOT.        AFFIANT

                                         /s/ Laurence A. Schiffer
                                       ---------------------------------------
                                       Laurence A. Schiffer

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer. Such person(s) (Notary Public must check applicable box):

              [X]  is/are personally known to me.
              [ ]  produced a current driver license(s).
              [ ]  produced --------------------- as identification.


                                         /s/ Terry Bopp
(NOTARY PUBLIC SEAL)                   ---------------------------------------
                                       Notary Public
--------------------------------------
       TERRY BOPP                            TERRY BOPP
 Notary Public - Notary Seal           ---------------------------------------
     STATE OF MISSOURI                 (Printed, Typed or Stamped Name of
      St. Louis County                  Notary Public)
My Commission Expires: July 11, 1998
-------------------------------------  Commission No.: N/A
                                                      ------------------------
                                       My Commission Expires: July 11, 1998
                                                             -----------------

                                   ADDENDUM
                                   --------
                  BENEFICIAL INTEREST AND DISCLOSURE AFFIDAVIT
                                   (OTHER)

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )

 Before me, the undersigned authority, personally appeared Laurence A. Schiffer, ("affiant"), this 14th day of January, 1997, who, first being duly sworn, deposes and says:
 1) That LOVE-PGI Partners, L.P., a Missouri corporation whose address is 212 South Central, Suite 100, St. Louis, MO 63105-3506 are the record owners of the Property. As required by Section 286.23, Florida Statutes, the following is a list of every "person" (as defined in Section 1.01(3), Florida Statutes) holding 5% or more of the beneficial interest in the disclosing entity: (if more space is needed, attach separate sheet)


     Name                              Address                  Approx. Interest
     ----                              -------                  ------- --------
     BIB Holdings (USA) Inc.   Metro Center, 1 Station Place          30%
                               Stamford, CT 06902

     Dan Baty                  3131 Elliott, Suite 500                 6%
                               Seattle, WA 98121

     Andrew S. Love, Jr.       212 S. Central, #201                   15%
                               St. Louis, MO 63105

     Southwest Bank            2301 S. Kingshighway                    6%
                               St. Louis, MO 63110

 2) That to the best of the affiant's knowledge, all persons who have a financial interest in this real estate transaction or who have received or will receive real estate commissions, attorney's or consultant's fees or
             -----------------------------------------------------------
any other fees or other benefits incident to the sale of the Property are:
--------------------------------


     Name                                                 Address                          Reason for Payment
     ----                                                 -------                          ------------------
     Amount
     ------
                         Combined with Sugarmill Woods contract.

 3) That, to the best of the affiant's knowledge, the following is a true history of all financial transactions (including any existing option or purchase agreement in favor of affiant) concerning the Property which have taken place or will take place during the last five years prior to the conveyance of title to the State of Florida: (if non-applicable, please indicate "None" or "Non-Applicable")


Name and Address                                                              Type of                     Amount of
of Parties Involved                        Date                             Transaction                  Transaction
-------------------                        ----                             -----------                  -----------
Sugarmill Woods, Inc. &                 July 9, 1992                      Warranty Deed on               $2,213,324.51
& Love-PGI Partners, L.P.                                                 350 A

Love Real Estate Company                July 1, 1992                      Mortgage & Security            $1,041,649.00
& Love-PGI Partners, L.P.                                                 Agreement on 350 A

Love-PGI Partners, L.P.                 September 1, 1996                 Subordination Agreement
Love Real Estate Company
& Federal Deposit Insurance Corporation

 This affidavit is given in compliance with the provisions of Sections 286.23, 375.031(1), and 380.08(2), Florida Statutes.

AND FURTHER AFFIANT SAYETH NOT.        AFFIANT

                                         /s/ Laurence A. Schiffer
                                       ---------------------------------------
                                       Laurence A. Schiffer

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer. Such person(s) (Notary Public must check applicable box):

              [X]  is/are personally known to me.
              [ ]  produced a current driver license(s).
              [ ]  produced --------------------- as identification.


                                         /s/ Terry Bopp
(NOTARY PUBLIC SEAL)                   ---------------------------------------
                                       Notary Public
-------------------------------------
       TERRY BOPP                            TERRY BOPP
 Notary Public - Notary Seal           ---------------------------------------
     STATE OF MISSOURI                 (Printed, Typed or Stamped Name of
      St. Louis County                  Notary Public)
My Commission Expires: July 11, 1998
-------------------------------------  Commission No.: N/A
                                                      ------------------------
                                       My Commission Expires: July 11, 1998
                                                             -----------------

                                    ADDENDUM
                                    --------
                       (NON-FLORIDA LIMITED PARTNERSHIP)
                    (NON-FLORIDA CORPORATE GENERAL PARTNER)

A. At the same time that Seller submits the closing documents required by paragraph 9. of this Agreement, Seller shall also submit the following to
DSL:

       1. Copies of the written partnership agreement and certificate of limited partnership and all amendments thereto,

       2. Certificates of Good Standing from the Secretary of State of the State of Florida and the Secretary of State of the State of Missouri for the Seller and the general partner of the Seller,

       3. All certificates, affidavits, resolutions or other documents as may be required by DSL or the title insurer, which authorize the sale of the Property to Purchaser in accordance with the terms of this Agreement and evidence the authority of one or more of the general partners of Seller to execute this Agreement and all other documents required by this Agreement, and

       4.    Copy of proposed opinion of counsel as required by paragraph B.
       below.

B. As a material inducement to Purchaser entering into this Agreement and to consummate the transaction contemplated herein, Seller covenants, represents and warrants to Purchaser as follows:

       1. Seller's execution of this Agreement and the performance by Seller of the various terms and conditions hereof, including, without limitation, the execution of all agreements, notices and other documents hereunder, have been duly authorized by the requisite partnership authority of Seller.

       2. Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Missouri and is duly licensed and in good standing and qualified to own real property in the State of Florida.

       3. The general partner of Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri and is duly licensed or qualified and in good standing in the State of Florida.

       4. The general partner of Seller has the requisite authority to execute this Agreement on behalf of the Seller and to perform the various terms and conditions hereof, including without limitation the authority to execute all agreements, notices and other documents required hereunder.

       5. This Agreement, when executed and delivered, will be valid and legally binding upon Seller and enforceable in accordance with its terms and neither the execution of this Agreement and the other instruments to be executed hereunder by Seller, nor the performance by it of the various terms and conditions hereto will violate the terms of the partnership agreement or certificate of limited partnership or any amendment thereto.

At the closing, Seller shall deliver to Purchaser an opinion of counsel to the effect that the covenants, representations and warranties contained above in this paragraph B. are true and correct as of the closing date. In rendering the foregoing opinion, such counsel may rely as to factual matters upon certificates or other documents furnished by beneficiaries, partners, officers, officials and other counsel of Seller, and upon such other documents and data as such beneficiaries, partners, officers, officials and counsel may deem appropriate.


          SELLER                                     PURCHASER

LOVE-PGI Partners, L.P. a Missouri       THE NATURE CONSERVANCY, a nonprofit
limited partnership                      District of Columbia corporation
                                         authorized to transact business in the
By:   Love Investment Company,           State of Florida as The Nature
    ---------------------------------    Conservancy, Inc.
      a Missouri corporation
    ---------------------------------
Its:  Managing General Partner           By:   /s/ Robert L. Bendick, Jr.
     --------------------------------        ----------------------------------
                                               ROBERT L. BENDICK, JR.

                                         Its:  Regional Director
                                              ---------------------------------
By:    /s/ Laurence A. Schiffer
    ---------------------------------
Name:  Laurence A. Schiffer
      -------------------------------
Its:   President
     --------------------------------
       43-1441822
-------------------------------------
F.E.I.D. No.

       January 14, 1997
-------------------------------------
Date signed by Seller

        (CORPORATE SEAL)


       January 14, 1997                        1/31/97
-------------------------------------    --------------------------------------
Date Signed by Seller                    Date signed by Purchaser

                                    ADDENDUM
                                    --------
                              (CORPORATE/FLORIDA)


A. At the same time that Seller submits the closing documents required by paragraph 9. of this Agreement, Seller shall also submit the following to DSL:

       1. Corporate resolution which authorizes the sale of the Property to Purchaser in accordance with the provisions of this Agreement and a certificate of incumbency,

       2. Certificate of good standing from the Secretary of State of the State of Florida, and

       3.    Copy of proposed opinion of counsel as required by paragraph B.
       below.

B. As a material inducement to Purchaser entering into this Agreement and to consummate the transaction contemplated herein, Seller covenants, represents and warrants to Purchaser as follows:

       1. The execution of this Agreement and the performance by it of the various terms and conditions hereof, including, without limitation, the execution of all agreements, notices and other documents hereunder, have been duly authorized by the requisite corporate authority of Seller.

       2. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is duly qualified to own real property in the State of Florida.

       3. This Agreement, when executed and delivered, will be valid and legally binding upon Seller and enforceable in accordance with its terms and neither the execution of this Agreement and the other instruments to be executed hereunder by Seller, nor the performance by it of the various terms and conditions hereto will violate the Articles of Incorporation or By-Laws of Seller.

At the closing, Seller shall deliver to Purchaser an opinion of counsel to the effect that the covenants, representations and warranties contained above in this paragraph B. are true and correct as of the closing date. In rendering the foregoing opinion, such counsel may rely as to factual matters upon certificates or other documents furnished by partners, officers, officials and other counsel of Seller, and upon such other documents and data as such partners, officers, officials and counsel may deem appropriate.

          SELLER                                     PURCHASER

SUGARMILL WOODS, INC.,                   THE NATURE CONSERVANCY, a nonprofit
a Florida corporation                    District of Columbia corporation
                                         authorized to transact business in the
By:    /s/ Laurence A. Schiffer          State of Florida as The Nature
    ---------------------------------    Conservancy, Inc.
Name:  Laurence A. Schiffer
    ---------------------------------
Its:   President                         By:   /s/ Robert L. Bendick, Jr.
     --------------------------------        ----------------------------------
       59-1440671                              ROBERT L. BENDICK, JR.
-------------------------------------
F.E.I.D. No.                             Its:  Regional Director
                                              ---------------------------------

        (CORPORATE SEAL)                            (CORPORATE SEAL)

        January 14, 1997                       1/31/97
-------------------------------------    --------------------------------------
Date Signed by Seller                    Date signed by Purchaser

                            ENVIRONMENTAL AFFIDAVIT
                            -----------------------
                                    (OTHER)

Laurence Schiffer ("Affiant"), being first duly sworn, deposes and says that Affiant on behalf of Seller (as hereinafter defined) makes these representations to the BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA ("Purchaser"), and Affiant further states:

       1. That the Affiant is the President of Sugarmill Woods, Inc., a Florida corporation and the President of Love Investment Company, a Missouri corporation, Managing General Partner of LOVE-PGI Partners, L.P., a Missouri limited partnership (collectively "Seller") and in such capacity has personal knowledge of the matters set forth herein, and he has been authorized by the Seller to make this Affidavit on Seller's behalf.

       2. That Seller is the sole owner in fee simple and now in possession of the following described property together with improvements located thereon located in Citrus and Hernando counties, Florida, to-wit:

             See Exhibit "A" attached hereto and by this reference made a part hereof (hereinafter the "Property").

       3. That Seller is conveying the Property to BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA.

       4. For purposes of this Affidavit the term "Environmental Law" shall mean any and all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the protection of the environment or human health, welfare or safety, or to the emission, discharge, seepage, release or threatened release of Hazardous Materials (as hereinafter defined) into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the handling of such Hazardous Materials. For purposes of this Affidavit the term "Hazardous Materials" shall mean any contaminant, chemical, waste, irritant, petroleum product, waste product, radioactive material, flammable or corrosive substance, explosive, poly-chlorinated biphenyls, asbestos, hazardous or toxic substance, material or waste of any kind, or any other substance which is regulated by any Environmental Law.

       5. As of the date of Seller's conveyance of the Property to BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA, Seller warrants and represents to Purchaser, its successors and assigns that:

             (i) Seller has not placed, or permitted to be placed, any Hazardous Materials on the Property, and, to the best of Seller's knowledge, no other person or entity has placed, or permitted to be placed, any Hazardous Materials on the Property.

             (ii) To the best of Seller's knowledge, there does not exist on the Property any condition or circumstance which requires or may, in the future, require cleanup, removal or other remedial action or other response under Environmental Laws on the part of Seller or a subsequent owner of all or any portion of the Property or which would subject Seller or a subsequent owner of all or any portion of the Property to liability, penalties, damages or injunctive relief.
             (iii) To the best of Seller's knowledge, no underground treatment, buried, partially buried or above ground storage tanks, storage vessels, sumps, drums, containers, water, gas or oil wells, or landfills are or have ever been located on the Property.

             (iv) Seller, and to the best of Seller's knowledge, any other person or entity that has owned, occupied or possessed the Property, has never violated, and is presently in compliance with, all Environmental Laws applicable to the Property.

             (v) No warning notice, notice of violation, administrative complaint, judicial complaint or other formal or informal notice has been issued by any federal, state or local environmental agency alleging that conditions on the Property are in violation of any Environmental Law.

             (vi) Seller is not subject to any judgment, decree, order or citation related to or arising out of Environmental Laws, and Seller has not been named or listed as a potentially responsible party by any governmental body or agency in a matter arising under any Environmental Law.

       6. That Seller makes this Affidavit for the purpose of inducing Purchaser to purchase the Property, and Seller acknowledges that Purchaser will rely upon the representations and warranties set forth in this Affidavit.


                                                   SELLER

                                         SUGARMILL WOODS, INC.,
                                         a Florida corporation

  /s/ Terry Bopp                         By:    /s/ Laurence A. Schiffer
-----------------------------------          ---------------------------------
Witness as to Seller                     Name:  Laurence A. Schiffer
                                             ---------------------------------
  /s/ George R. Heinz                    Its:   President
-----------------------------------           --------------------------------
Witness as to Seller                            59-1440671
                                         -------------------------------------
                                         F.E.I.D. No.

                                                 January 14, 1997
                                         -------------------------------------
                                         Date Signed by Seller

                                                 (CORPORATE SEAL)

                                         LOVE-PGI Partners, L.P. a Missouri
                                         limited partnership

                                         By:   Love Investment Company,
                                             ---------------------------------
                                               a Missouri corporation
                                             ---------------------------------
                                         Its:  Managing General Partner
                                              --------------------------------
                                         By:    /s/ Laurence A. Schiffer
                                             ---------------------------------
  /s/ Terry Bopp                         Name:  Laurence A. Schiffer
-----------------------------------            -------------------------------
Witness as to Seller                     Its:   President
                                              --------------------------------
  /s/ George R. Heinz                           43-1441822
-----------------------------------      -------------------------------------
Witness as to Seller                     F.E.I.D. No.

                                                January 14, 1997
                                         -------------------------------------
                                         Date signed by Seller

                                                 (CORPORATE SEAL)

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer, as President of Sugarmill Woods, Inc., a Florida corporation, on behalf of the corporation. Such person(s) (Notary Public must check applicable box):

              [X]  is/are personally known to me.
              [ ]  produced a current driver license(s).
              [ ]  produced --------------------- as identification.


                                         /s/ Terry Bopp
(NOTARY PUBLIC SEAL)                   ---------------------------------------
                                       Notary Public
------------------------------------
            TERRY BOPP                       TERRY BOPP
    Notary Public - Notary Seal        ---------------------------------------
         STATE OF MISSOURI             (Printed, Typed or Stamped Name of
         St. Louis County              Notary Public)
My Commission Expires: July 11, 1998
------------------------------------   Commission No.: N/A
                                                      ------------------------
                                       My Commission Expires: July 11, 1998
                                                             -----------------

STATE OF MISSOURI   )
                    )
COUNTY OF ST. LOUIS )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer, as President of Love Investment Company, a Missouri corporation, for and on behalf of the corporation as the Managing General Partner of LOVE-PGI Partners, L.P., a Missouri limited partnership. Such person(s) (Notary Public must check applicable box):

              [X]  is/are personally known to me.
              [ ]  produced a current driver license(s).
              [ ]  produced --------------------- as identification.


                                                   /s/ Terry Bopp
(NOTARY PUBLIC SEAL)                   ---------------------------------------
                                                    Notary Public
------------------------------------
            TERRY BOPP                       TERRY BOPP
    Notary Public - Notary Seal        ---------------------------------------
         STATE OF MISSOURI             (Printed, Typed or Stamped Name of
         St. Louis County              Notary Public)
My Commission Expires: July 11, 1998
------------------------------------   Commission No.: N/A
                                                      ------------------------
                                       My Commission Expires: July 11, 1998
                                                             -----------------

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